UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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DENALI CAPITAL ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 11, 2023

DENALI CAPITAL ACQUISITION CORP.

A Cayman Islands Exempted Company
(Company Number 385606)
437 Madison Avenue, 27th Floor
New York, NY 10022
(646) 978-5180

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
TO BE HELD ON [        ], 2023

To the Shareholders of Denali Capital Acquisition Corp:

You are cordially invited to attend the extraordinary general meeting of shareholders (the “extraordinary general meeting”) of Denali Capital Acquisition Corp. (the “Company”) to be held at the offices of [        ] located at [        ] at [        ], Eastern time, on [        ], 2023.

The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:

•        Proposal 1 — The Extension Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on April 11, 2022 (the “IPO”) from October 11, 2023 (the “Termination Date”) to [        ], 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to [        ] times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date”), without the need for any further approval of the Company’s shareholders, provided that Denali Capital Global Investments LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) the lesser of (a) an aggregate of US$[        ] or (b) $[        ] per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;

•        Proposal 2 — The Founder Share Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company in the form set forth in Annex B to the accompanying proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

•        Proposal 3 — The Redemption Limitation Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company in the form set forth in Annex C to the accompanying proxy statement (the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem Public Shares (as defined therein) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);

•        Proposal 4 — The Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Under the amended and restated memorandum and articles of association of the Company, no other business may be transacted at the extraordinary general meeting. The Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis the date by which we must complete an initial business combination. On January 25, 2023, we entered into an Agreement and Plan of Merger (as amended by the Amendment to and Consent under Agreement and Plan of Merger, dated as of April 11, 2023, the “Merger Agreement”) by and among the Company, Denali SPAC Holdco, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Holdco”), Denali SPAC Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“Denali Merger Sub”), Longevity Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“Longevity Merger Sub” and together with Denali Merger Sub, the “Merger Subs”), Longevity Biomedical, Inc., a Delaware corporation (“Longevity”), and Bradford A. Zakes, solely in the capacity as a Seller Representative (the “Seller Representative”). Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), pursuant to which, among other things, (i) Denali Merger Sub will merge with and into the Company (the “Denali Merger”), with the Company as the surviving entity of the Denali Merger and (ii) Longevity Merger Sub will merge with and into Longevity (the “Longevity Merger” and together with Denali Merger, the “Mergers”), with Longevity as the surviving company of the Longevity Merger. Following the Mergers, each of the Company and Longevity will be a subsidiary of Holdco, and Holdco will become a publicly traded company. At the closing of the Transactions (“Closing”), Holdco will change its name to Longevity Biomedical, Inc., and its common stock is expected to list on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “LBIO.” For more information about the business combination with Longevity, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 26, 2023. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association of the Company the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, or the Redemption Limitation Amendment Proposal.

In connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, regardless of whether such public shareholders vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended and restated memorandum and articles of association of the Company as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[        ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date (as defined below) was $[        ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Inflation Reduction Act of 2022 (the “IRA”) imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the Excise Tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. For the purposes of calculating the Excise Tax, the repurchasing corporation is permitted to net the fair market value of certain new stock issuances against the fair market value of the stock repurchases that occur in the same taxable year. Because we are a Cayman Islands company, any redemption of Class A ordinary shares in connection with an election will not be subject to the Excise Tax. However, the Excise Tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation. The Company confirms that it will not use the proceeds placed in the trust account and the interest earned thereon to pay any such Excise Tax.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $[        ] for a total of [        ] one-month extensions until [        ], 2024 (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the extraordinary general meeting may be adjourned indefinitely without the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal being put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association of the Company, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors of the Company, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended and restated memorandum and articles of association of the Company if we do not complete an initial business combination by the Termination Date.

The Board has fixed the close of business on [        ], 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

[ ], 2023	By Order of the Board of Directors

Lei Huang Chief Executive Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online or in person at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the extraordinary general meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the extraordinary general meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST IDENTIFY YOURSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS TO DENALI’S TRANSFER AGENT AND DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO DENALI’S TRANSFER AGENT BY [        ], EASTERN TIME, ON [        ], 2023. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on [        ], 2023: This notice of meeting and the accompanying proxy statement are available at [        ].

DENALI CAPITAL ACQUISITION CORP.

A Cayman Islands Exempted Company
(Company Number 385606)
437 Madison Avenue, 27th Floor
New York, NY 10022
(646) 978-5180

EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
TO BE HELD ON [        ], 2023

PROXY STATEMENT

The extraordinary general meeting of shareholders (the “extraordinary general meeting”) of Denali Capital Acquisition Corp. (the “Company,” “we,” “us” or “our”) will be held at the offices of [        ] located at [        ] at [        ], Eastern time, on [        ], 2023. The extraordinary general meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        Proposal 1 — The Extension Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company in the form set forth in Annex A to this proxy statement (the “Extension Amendment,” and such proposal, the “Extension Amendment Proposal”) to extend (the “extension”) the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on April 11, 2022 (the “IPO”) from October 11, 2023 (the “Termination Date”) to [        ], 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to [        ] times by an additional one month each time, unless the closing of the Company’s initial business combination has (such applicable later date, the “Extended Date”), without the need for any further approval of the Company’s shareholders, provided that Denali Capital Global Investments LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into the trust account established in connection with the IPO (the “trust account”) for each such one-month extension (the “Extension Payment”) the lesser of (a) an aggregate of US$[        ] or (b) $[        ] per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination;

•        Proposal 2 — The Founder Share Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company in the form set forth in Annex B to this proxy statement (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder;

•        Proposal 3 — The Redemption Limitation Amendment Proposal — a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company in the form set forth in Annex C to this proxy statement (the “Redemption Limitation Amendment Proposal”) to eliminate the limitation that the Company may not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”)

•        Proposal 4 — The Adjournment Proposal — a proposal to approve, by way of ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), which will only be presented at the extraordinary general meeting if there are not sufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal and (ii) if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination and provide us with additional flexibility to extend on a month-to-month basis the date by which we must complete an initial business combination. On January 25, 2023, we entered into an Agreement and Plan of Merger (as amended by the Amendment to and Consent under Agreement and Plan of Merger, dated as of April 11, 2023, the “Merger Agreement”) by and among the Company, Denali SPAC Holdco, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company (“Holdco”), Denali SPAC Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“Denali Merger Sub”), Longevity Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Holdco (“Longevity Merger Sub” and together with Denali Merger Sub, the “Merger Subs”), Longevity Biomedical, Inc., a Delaware corporation (“Longevity”), and Bradford A. Zakes, solely in the capacity as a Seller Representative (the “Seller Representative”). Pursuant to the Merger Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), pursuant to which, among other things, (i) Denali Merger Sub will merge with and into the Company (the “Denali Merger”), with the Company as the surviving entity of the Denali Merger and (ii) Longevity Merger Sub will merge with and into Longevity (the “Longevity Merger” and together with Denali Merger, the “Mergers”), with Longevity as the surviving company of the Longevity Merger. Following the Mergers, each of the Company and Longevity will be a subsidiary of Holdco, and Holdco will become a publicly traded company. At the closing of the Transactions (“Closing”), Holdco will change its name to Longevity Biomedical, Inc., and its common stock is expected to list on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “LBIO.” For more information about the business combination with Longevity, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 26, 2023. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association of the Company the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

In connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, holders of shares of our Class A ordinary shares included as part of the units sold in the IPO (“public shares,” and such holders, “public shareholders”) may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, regardless of whether such public shareholders vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal (the “election”).

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST IDENTIFY YOURSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS TO DENALI’S TRANSFER AGENT AND DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO DENALI’S TRANSFER AGENT BY [        ], EASTERN TIME, ON [        ], 2023. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders and the extension is implemented, the remaining holders of public shares will retain their right to redeem their public shares when an initial business combination is submitted to the shareholders, subject to any limitations set forth in the amended and restated memorandum and articles of association of the Company as amended by the Extension Amendment. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount in the trust account as of the record date (as defined below), the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[        ] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on [        ], 2023 was $[        ]. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved and the extension is implemented, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[        ] that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $[        ] for a total of [        ] one-month extensions until [        ], 2024 (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the extraordinary general meeting may be adjourned indefinitely without the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal being put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association of the Company, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares, including the Sponsor and certain of the Company’s directors and officers, will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares. As a consequence, the trust distribution will be made only with respect to the public shares. Additionally, certain of the Company’s directors and officers have beneficial interests in the Sponsor.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended and restated memorandum and articles of association of the Company if we do not complete an initial business combination by the Termination Date.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the trust account as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[        ]. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under Cayman Islands law, we must, in connection with our liquidation, provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our shareholders. If we are forced to enter an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some, or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, thereby exposing themselves and our Company to claims, by paying public shareholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine and imprisonment in the Cayman Islands.

The Board has fixed the close of business on [        ], 2023 (the “record date”), as the date for determining the Company shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the record date of the extraordinary general meeting, there were 8,760,000 Class A ordinary shares and 2,062,500 Class B ordinary shares outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the extraordinary general meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [        ], 2023 and is first being mailed to shareholders on or about [        ], 2023.

i

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the extraordinary general meeting to be held on [        ], 2023 at [        ], Eastern time, at the offices of [        ] located at [        ]. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting.

We are a blank check company incorporated as a Cayman Islands exempted company whose business purpose is to affect an initial business combination. On April 11, 2022, we consummated the IPO of 8,250,000 units, inclusive of 750,000 units issued pursuant to the underwriters’ partial exercise of their over-allotment option (the “Public Units”). The Public Units were sold at a purchase price of $10.00 per Public Unit, generating gross proceeds of $82,500,000. Substantially concurrently with the consummation of the IPO, we completed the private placement (the “Private Placement”) of 510,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to the Sponsor (including the private placement of 750,000 units as a result of the underwriters’ exercise of their over-allotment option), generating gross proceeds of $5,100,000. On the closing date of the IPO, a total of approximately $84,150,000, comprised of the proceeds from the IPO and proceeds from the Private Placement, was placed in the trust account. Like most blank check companies, the amended and restated memorandum and articles of association of the Company provide for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date (the Termination Date). The Board believes that it is in the best interests of the Company to continue our existence until the Extended Date, if necessary, in order to allow us more time to complete an initial business combination and therefore is holding this extraordinary general meeting.

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

What is being voted on?	You are being asked to vote on:

•        a proposal to amend the amended and restated memorandum and articles of association of the Company to extend the date by which we have to complete an initial business combination from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to [   ] times by an additional one-month each time, unless the closing of an initial business combination has occurred, without the need for any further approval of the Company’s shareholders, provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account for each such one-month extension period;

•   a proposal to amend the amended and restated memorandum and articles of association of the Company to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder;

•   a proposal to amend the amended and restated memorandum and articles of association of the Company to eliminate the limitation that the Company may not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001;

•   a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination. If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended and restated memorandum and articles of association of the Company if we do not complete an initial business combination by the Termination Date.

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association of the Company the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The current amended and restated memorandum and articles of association of the Company provide that we have until the Termination Date to complete an initial business combination. The Board has determined that it is in the best interests of the Company to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the extension. Without the extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination. We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our shareholders an opportunity to consider an initial business combination.

Accordingly, the Board is proposing the Extension Amendment Proposal to amend the amended and restated memorandum and articles of association of the Company in the form set forth in Annex A hereto to: extend the date by which we must (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the Termination Date to the Extended Date, by electing to extend the date to consummate an initial business combination on a monthly basis for up to [        ] times by an additional one month each time, unless the closing of an initial business combination has occurred, without the need for any further approval of the Company’s shareholders, provided that the Sponsor (or its affiliates or permitted designees) will deposit the Extension Payment into the trust account in accordance with the Trust Agreement for each such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the extension. If the Adjournment Proposal is not approved, the Company may not be able to adjourn the extraordinary general meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why should I vote in favor of the Extension Amendment Proposal?

The Board believes shareholders will benefit from the consummation of an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete an initial business combination until the Extended Date. The extension would give us additional time to complete an initial business combination.

The Board believes that it is in the best interests of the Company that the extension be obtained to provide additional amount of time to consummate an initial business combination. Without the extension, we believe that there is substantial risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

Why should I vote in favor of the Founder Share Amendment Proposal?

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares issued upon the conversion of the Class B ordinary shares.

Why should I vote in favor of the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the amended and restated memorandum and articles of association of the Company the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to eliminate the Redemption Limitation and be allowed to effect redemptions without any such limitation.

The Company believes that the Redemption Limitation which may prevent it from completing an initial business combination is not needed. The purpose of the Redemption Limitation was initially to ensure that the public shares not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the event that such public shares failed to be listed on an approved national securities exchange. The Company now intends to rely on a different exclusion set forth in the Exchange Act as a result of its securities being listed on the Nasdaq Capital Market (“Nasdaq”). Because the public shares would not be deemed to be a “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the amended and restated memorandum and articles of association of the Company would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

Why should I vote in favor of the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, the Company has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, if presented, are in the best interests of the Company. The Board recommends that our shareholders vote “FOR” each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal?

We intend to propose the Extension Amendment at the extraordinary general meeting only if the Board has determined as of the time of the extraordinary general meeting that we may not be able to complete an initial business combination on or before the Termination Date. If we complete an initial business combination on or before the date of the extraordinary general meeting, we will put the Adjournment Proposal for approval and not propose the Extension Amendment.

How do the Company insiders intend to vote their shares?

The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Currently, the Sponsor and certain of our directors and officers own approximately 23.8% of our issued and outstanding ordinary shares, including 2,062,500 Class B ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

What vote is required to adopt the proposals?

Approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

What if I don’t want to vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal?

If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal, so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account. If the Extension Amendment Proposal is approved, and the extension is implemented, then the withdrawal amount will be withdrawn from the trust account and paid to the redeeming holders.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal will have no effect with respect to the approval of such proposals.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association of the Company, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors of the Company, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or private placement warrants.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Date. Because we have only a limited time to complete an initial business combination, even if we are able to effect the extension, our failure to complete an initial business combination within the requisite time period will require us to liquidate. If we liquidate, our public shareholders may only receive $[    ] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Extension Amendment Proposal is approved:

•   our amended and restated memorandum and articles of association will be further amended as set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A ordinary shares and public warrants will remain publicly traded;

•   the removal of the withdrawal amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our ordinary shares held by an initial shareholders, directors, officers and their affiliates through their beneficial ownership of Class B ordinary shares and the private placement warrants; and

•   if we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors of the Company, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us up to a maximum of $[        ] for a total of [        ] one-month extensions until [        ], 2024 (the “Extension Loan”), unless the closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will bear interest and will be repayable upon consummation of an initial business combination. If our Sponsor or its designees advises us that it does not intend to make the Extension Loan, then at the extraordinary general meeting we will propose an indefinite adjournment and, if approved, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and, unless the Company can complete an initial business combination by the Termination Date, we will liquidate and dissolve in accordance with our articles of association.

% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	[ ]	[ ]	$	[ ]
40%	[ ]	[ ]	$	[ ]
50%	[ ]	[ ]	$	[ ]
60%	[ ]	[ ]	$	[ ]
75%	[ ]	[ ]	$	[ ]
85%	[ ]	[ ]	$	[ ]

No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will bear interest and will be repayable by the Company to the Sponsor (or its affiliates or permitted designees) upon consummation of an initial business combination. If the Company decides to not utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the amended and restated memorandum and articles of association of the Company, and the Sponsor’s obligation to make additional contributions will terminate.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association of the Company if we do not complete an initial business combination by the Termination Date.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors of the Company, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and will become exercisable 30 days after the completion of an initial business combination, and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?

If the Founder Share Amendment Proposal is not approved, the amended and restated memorandum and articles of association of the Company will continue to contain restrictions on the conversion of the Founder Shares, and we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on Nasdaq.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause the Company to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company’s and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or Sponsor’s option and in each entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

Am I able to vote and exercise my redemption rights in connection with an initial business combination?

If you are a holder of ordinary shares as of the close of business on the record date for a meeting seeking shareholder approval of an initial business combination, you will be able to vote on an initial business combination. The extraordinary general meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with an initial business combination, subject to any limitations set forth in the amended and restated memorandum and articles of association of the Company.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC. Regardless of the SPAC Rule Proposals or whether or not we complete an initial business combination within 24 months after the effective date of the registration statement for the IPO (the “IPO Registration Statement”), it is possible that a claim could be made that we have been operating as an unregistered investment company. Even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company.

The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. As of the record date, there was approximately $[        ] in investments held in the trust account. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to instruct Wilmington Trust, National Association, the trustee managing the trust account, with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in a bank deposit account, subject to the terms and conditions of the trust agreement. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. See the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Wilmington Trust, National Association to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.”

How do I attend the meeting?

The extraordinary general meeting will be held in person at the offices of [        ] located at [        ] at [        ], Eastern time, on [        ], 2023, where you may vote and submit your questions during the extraordinary general meeting. You may submit your proxy vote via the Internet by following the instructions provided on the proxy card mailed to you or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the extraordinary general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I change or revoke my vote?

You may change your vote via the Internet, by submitting a later-dated, signed proxy card, so that it is received by us prior to the extraordinary general meeting or by attending the extraordinary general meeting and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the extraordinary general meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the extraordinary general meeting and vote at the extraordinary general meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

We believe the Extension Amendment Proposal the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal presented to the shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction.

Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority of our ordinary shares on the record date issued and outstanding and entitled to vote at the extraordinary general meeting, present in person or represented by proxy, constitute a quorum.

If you are a shareholder of record, your shares will be counted towards the quorum only if you submit a valid proxy or if you vote online. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the extraordinary general meeting. As of the record date for the extraordinary general meeting, [        ] ordinary shares would be required to achieve a quorum.

Who can vote at the extraordinary general meeting?

Only holders of record of our ordinary shares at the close of business on the record date are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On the record date, 8,760,000 Class A ordinary shares and 2,062,500 Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote online or by proxy. Whether or not you plan to attend the extraordinary general meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 2,062,500 Class B ordinary shares and 510,000 private placement warrants, which would expire worthless if an initial business combination is not consummated. See the section entitled “Proposal 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Do I have appraisal or dissent rights if I object to the Extension Amendment Proposal?

Our shareholders do not have appraisal or dissent rights in connection with any of the proposals to be voted on at the extraordinary general meeting under the Companies Act (As Revised) of the Cayman Islands.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online or in person at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting. However, since you are not the shareholder of record, you may not vote your shares unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my Class A ordinary shares?

If the extension is approved, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

In order to exercise your redemption rights, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand, and you must, prior to 5:00 p.m., Eastern time, on [        ], 2023, tender or deliver your share certificates and any other redemption forms physically or electronically and submit a request in writing that we redeem your public shares for cash to VStock Transfer, LLC, our transfer agent, at the following address:

VStock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598
Attn: Chief Executive Officer

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “proxy solicitor”) to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the proxy solicitor a fee of $[        ], plus associated disbursements. We will also reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the proxy solicitor:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll-Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also contact us at:

Denali Capital Acquisition Corp.
437 Madison Avenue, 27th Floor
New York, NY 10022
Telephone No.: (646) 978-5180

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including with our respect to our recently announced proposed business combination with Longevity. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•        Our ability to effect the Extension;

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial business combination, including our recently announced proposed business combination with Longevity;

•        our expectations around the performance of the prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•        our potential ability to obtain additional financing to complete our initial business combination;

•        our pool of prospective target businesses;

•        our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic, the ongoing military action with the country of Ukraine commenced by the Russian Federation and Belarus in February 2022, adverse changes in general economic industry and competitive conditions, or adverse changes in government regulation or prevailing market interest rates;

•        the ability of our officers and directors to generate a number of potential business combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•        the trust account not being subject to claims of third parties; or

•        our financial performance following our initial public offering.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 17, 2023 and in the other reports we file with the SEC before making a decision on how to vote your shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the extension will enable us to complete an initial business combination.

Approving the extension involves a number of risks. Even if the extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete an initial business combination.

With respect to the regulation of SPACs, like the Company, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. To mitigate the risk of being deemed to be an investment company for purposes of the Investment Company Act, we may instruct Wilmington Trust, National Association to liquidate the securities held in the trust account and instead hold all funds in the trust account in a bank deposit account.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

The amounts held in the trust account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations. Regardless of the SPAC Rule Proposals or whether or not we complete an initial Business Combination within 24 months after the effective date of the IPO Registration Statement, it is possible that a claim could be made that we have been operating as, and we could be deemed to be, an unregistered investment company. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we were to liquidate, our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct Wilmington Trust, National Association, the trustee with respect to the trust account, to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.

Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the extraordinary general meeting.

The Sponsor and certain members of the Board and our officers may have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of the proposals. These interests include, among other things, Class B ordinary shares held by the Sponsor and certain of our directors and officers, which will be worthless (as the Sponsor and such directors and officers have waived liquidation rights with respect to such shares), and the private placement warrants held by the Sponsor, which will expire worthless if the Extension Amendment Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits set forth in the amended and restated memorandum and articles of association of the Company. Furthermore, certain of the Company’s directors and officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the trust account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. The personal and financial interests of the Sponsor and the directors and officers may have influenced their motivation in consummating an initial business combination in order to close an initial business combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the extraordinary general meeting.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should also read the section entitled “Proposal 1 — The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of an initial business combination. We may also incur additional costs to retain key employees. Even if an initial business combination is not completed, we expect to incur approximately $[        ] in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

A 1% U.S. federal excise tax may decrease the value of our securities following an initial business combination, or hinder our ability to consummate an initial business combination.

Pursuant to the IRA, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. Although we are a Cayman Islands company, the Excise Tax may apply in connection with redemptions or other repurchases that occur in connection with an initial business combination that involves our combination with a U.S. entity and/or our domestication as a U.S. corporation (a “Redemption Event”). In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination would be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or is ultimately prohibited.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The Sponsor has substantial ties with non-U.S. persons. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[        ] per public share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

General

We are a blank check company incorporated on January 5, 2022 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”). We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On April 11, 2022, we consummated our IPO of 8,250,000 units, which included 750,000 Public Units issued pursuant to the partial exercise by the underwriters of their over-allotment option, each Public Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “public shares”) and one redeemable warrant (each, a “Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Public Units were sold at a price of $10.00 per Public Unit, and the IPO generated gross proceeds of $82,500,000.

Simultaneously with the closing of the IPO, we consummated the Private Placement with our Sponsor, of an aggregate of 510,000 Private Placement Units (including 30,000 Private Placement Units purchased pursuant to the partial exercise by the underwriters of their over-allotment option) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $5,100,000. Each Private Placement Unit consists of one Class A ordinary share (the “Private Placement Shares”) and one warrant. The terms and provisions of the warrants in the Private Placement Units (the “Private Placement Warrants”) are identical to the Public Warrants, except that, subject to certain limited exceptions, they are subject to transfer restrictions until 30 days following the consummation of an initial business combination.

On April 11, 2022, a total of $84,150,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public shareholders at a U.S. based trust account, with Wilmington Trust, National Association, acting as trustee. The net proceeds deposited into the trust account are invested in the United States “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of an initial business combination; or (ii) the distribution of the proceeds in the trust account as described below.

Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The stock exchange listing rules require that the Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the value of the assets held in the trust account (excluding any deferred underwriters’ fees and taxes payable on the interest income earned on the trust account). We will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that we will be able to successfully effect a Business Combination.

Approximately $[        ] was held in the trust account as of the record date. The mailing address of the Company’s principal executive office is 437 Madison Avenue, 27th Floor, New York, NY 10022.

Except with respect to interest earned on the funds held in the Trust Account that may be released to pay our tax obligations (less up to US$100,000 of interest to pay dissolution expenses in the case of the redemption of our public shares if we are unable to complete our initial business combination within the Completion Window (as defined below)), the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of an initial business combination, (ii) the redemption of any of our public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (a) to modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with any proposed initial business combination or to redeem 100% of our public shares if we do not complete an initial business combination by April 11, 2023, or by October 11, 2023 if the period of time to consummate a business combination is extended (such period, the “Completion Window”) or (b) with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of our public shares if we are unable to complete our initial business combination within the Completion Window, subject to applicable law.

On April 11, 2023 and July 11, 2023, we extended the period of time to consummate the Business Combination by one month. In connection with each such extension, an aggregate of $825,000 was deposited in the Trust Account.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place

The extraordinary general meeting of the Company will be held at the offices of [        ] located at [        ] at [        ], Eastern time, on [        ], 2023. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the extraordinary general meeting.

Record Date and Voting Power

You will be entitled to vote or direct votes to be cast at the extraordinary general meeting, if you owned ordinary shares at the close of business on [        ], 2023, the record date for the extraordinary general meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date of the extraordinary general meeting, there were 8,760,000 Class A ordinary shares and 2,062,500 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.

Votes Required

Approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a Company shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal.

Proxies, Board Solicitation and Proxy Solicitor

Your proxy is being solicited by the Board on the proposals being presented to shareholders at the extraordinary general meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online if you are a holder of record of the Company’s ordinary shares. You may contact the proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 10904
Yakima, WA 98909
Toll-Free: (877) 870-8565
Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the amended and restated memorandum and articles of association of the Company to extend the date by which the Company has to consummate an initial business combination from the Termination Date to the Extended Date. The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete an initial business combination.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association of the Company, or if the Extension Amendment Proposal is approved and the extension is implemented but we do not consummate an initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event of our winding up.

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association of the Company if we do not complete an initial business combination by the Termination Date.

Reasons for the Extension Amendment Proposal

The amended and restated memorandum and articles of association of the Company provide that the Company has until the Termination Date to consummate an initial business combination. The purpose of the Extension Amendment Proposal is to allow us additional time to complete an initial business combination. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we will not, despite our best efforts, be able to complete an initial business combination on or before the Termination Date. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating an initial business combination.

The amended and restated memorandum and articles of association of the Company provide that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, the amended and restated memorandum and articles of association of the Company provide for all public shareholders to have an opportunity to redeem their public shares in case our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of the Company, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of an initial business combination.

We believe that the foregoing amended and restated memorandum and articles of association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended and restated memorandum and articles of association of the Company. We also believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Termination Date, in accordance with the amended and restated memorandum and articles of association of the Company, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor, directors and officers will not receive any monies held in the trust account as a result of their ownership of Class B ordinary shares or the private placement warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company’s amended and restated memorandum and articles of association will be further amended as set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will: (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares; and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The remainder of such funds will remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. The removal of the withdrawal amount in connection with the election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[        ] that was in the trust account as of the record date (as defined below) (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

You are not being asked to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Extension Amendment Proposal is approved, the Sponsor (or its affiliates or permitted designees) has agreed to contribute to the Company a loan of up to a maximum of $[        ] for a total of [        ] one-month extensions until the Extended Date. The redemption amount per share at the meeting for such initial business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment. Below, as reference, is a table estimating the approximate per-share amount to be paid in connection with each one-month extension period, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 50% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[        ] per share. If 15% of the public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $[        ] per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Extension Contribution per Share per Month
25%	[ ]	[ ]	$	[ ]
40%	[ ]	[ ]	$	[ ]
50%	[ ]	[ ]	$	[ ]
60%	[ ]	[ ]	$	[ ]
75%	[ ]	[ ]	$	[ ]
85%	[ ]	[ ]	$	[ ]

If we determine prior to the time of the extraordinary general meeting that it is not appropriate to submit the Extension Amendment Proposal to the extraordinary general meeting, then the extraordinary general meeting may be adjourned indefinitely, in which case we will liquidate and dissolve in accordance with the amended memorandum and articles of association of the Company if we do not complete an initial business combination by the Termination Date.

Redemption Rights

If the Extension Amendment Proposal is approved, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST IDENTIFY YOURSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS TO DENALI’S TRANSFER AGENT AND DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO DENALI’S TRANSFER AGENT PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In connection with tendering your shares for redemption, prior to 5:00 p.m., Eastern time, on [        ], 2023, you must elect either to physically tender your share certificates to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598, Attn: Chief Executive Officer, or to deliver your share certificates (if any) and any redemption forms to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m., Eastern time, on [        ], 2023 ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering share certificates physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m., Eastern time, on [        ], 2023 will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its share certificates and decides prior to the vote at the extraordinary general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the extraordinary general meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue. Based upon the amount in the trust account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the trust account will be approximately $[10.64] at the time of the extraordinary general meeting. The closing price of the Company’s Class A ordinary shares on the record date was $[        ].

If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m., Eastern time, on [        ], 2023. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the extension.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent.

Vote Required for Approval

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by the Termination Date, the Company will be required by its amended and restated memorandum and articles of association to: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining members and the directors of the Company, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, the Board will not be able to implement such plan unless our shareholders approve the Extension Amendment Proposal.

Full Text of Resolution

The text of the proposed amendments to the amended and restated memorandum and articles of association of the Company is attached to this proxy statement in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers.

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and certain of the Company’s directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        the fact that our initial shareholders and members of our management team hold 2,062,500 Class B ordinary shares and the Sponsor holds 510,000 private placement warrants. In addition, certain of the Company’s directors and officers have beneficial interests in the Sponsor. All of such investments would expire worthless if an initial business combination is not consummated; on the other hand, if an initial business combination is consummated, such investments could earn a positive rate of return in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased Class B ordinary shares for $25,000;

•        the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter.

The Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and certain of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 2,062,500 Class B ordinary shares, representing approximately 20% of the Company’s issued and outstanding ordinary shares. The Sponsor and the Company’s directors and officers do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company. The Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

The amended and restated memorandum and articles of association of the Company state that if the Company’s shareholders approve an amendment to the amended and restated memorandum and articles of association of the Company that would modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete an initial business combination before the Termination Date, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to its taxes, divided by the number of then outstanding public shares. We believe that this amended and restated memorandum and articles of association provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the amended and restated memorandum and articles of association of the Company.

In addition, the amended and restated memorandum and articles of association of the Company provide that the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, an initial business combination. We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Because we continue to believe that an initial business combination would be in the best interests of the Company, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the Termination Date to the Extended Date, in the event we cannot consummate an initial business combination by the Termination Date.

The Company is not asking you to vote on an initial business combination at this time. If the extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business prior to the consummation of the business combination, including interest earned on the trust account (such interest shall be net of taxes payable) and not previously released to the Company to its taxes, divided by the number of then outstanding public shares, in the event an initial business combination is approved and completed or the Company has not consummated another initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the amended and restated memorandum and articles of association of the Company to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing an initial business combination at the election of the holder.

Upon conversion of Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares converted from Class B ordinary shares will not be entitled to receive funds from the trust account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company, the Company’s initial shareholders and each of the Company’s officers and directors in connection with the IPO (the “Letter Agreement”). Additionally, the Class A ordinary shares converted from Class B ordinary shares will be subject to all of the restrictions applicable to Class B ordinary shares under the terms of the Letter Agreement.

Reasons for the Founder Share Amendment Proposal

The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B ordinary shares with the flexibility to assist the Company in meeting the listing requirements of its Class A ordinary shares if necessary or desirable in connection with the extension and the consummation of an initial business combination. This flexibility may also assist the Company in retaining investors. Notwithstanding conversion of Class B ordinary shares into Class A ordinary shares, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of its ownership of any Class A ordinary shares.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of Class B ordinary shares will not be able to convert Class B ordinary shares to Class A ordinary shares prior to the completion of an initial business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of Class A ordinary shares on Nasdaq.

If the Founder Share Amendment Proposal Is Approved

The Founder Share Amendment is conditioned on the approval of the Extension Amendment Proposal. If both the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company’s amended and restated memorandum and articles of association will be further amended to allow the holders of Class B ordinary shares to convert the Class B ordinary shares to Class A ordinary shares on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.

Vote Required for Approval

Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.

Full Text of the Resolution

The text of the proposed amendments to the amended and restated memorandum and articles of association of the Company is attached to this proxy statement in Annex B.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Founder Share Amendment Proposal.

PROPOSAL 3 — THE Redemption Limitation Amendment PROPOSAL

Overview

The Company is proposing to amend the amended and restated memorandum and articles of association of the Company to eliminate the limitation that the Company may not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001.

The purpose of the Redemption Limitation requirements was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend the amended and restated memorandum and articles of association to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in the Company’s IPO prospectus, because the net proceeds of the Company’s IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically special purpose acquisition companies like the Company have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the language in the amended and restated memorandum and articles of association of the Company, was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Shareholders are being asked to adopt the Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The amended and restated memorandum and articles of association of the Company limit the Company’s ability to consummate an initial business combination, or to redeem Public Shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be “penny stocks” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the amended and restated memorandum and articles of association of the Company would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the amended and restated memorandum and articles of association of the Company would be amended to delete the Redemption Limitation language from the amended and restated memorandum and articles of association of the Company as set forth in Annex C to this proxy statement.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Company will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and the Company receives notice of redemptions of public shares approaching or in excess of the Redemption Limitation, the Company and/or the Sponsor may take action to increase the Company’s net tangible assets to avoid the Redemption Limitation, which may include, at the Company’s and/or the Sponsor’s option and in such entity’s sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of the Company’s significant liabilities, including the deferred underwriting fees; and (b) entering into non-redemption agreements with certain of the Company’s significant shareholders.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment is conditioned on the approval of the Extension Proposal. If both the Extension Proposal and the Redemption Limitation Amendment are approved, the Company will file the amendment to the amended and restated memorandum and articles of association of the Company with the Registrar of Companies in the Cayman Islands in the form of Annex C hereto to eliminate the Redemption Limitation. The Company will also file the amendments to the amended and restated memorandum and articles of association of the Company in the form of Annex A and Annex B hereto to effectuate the Extension and the Founder Share Amendment, respectively. The Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date.

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof.

The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment Proposal will not be implemented if the Extension Amendment Proposal is not approved.

Full Text of the Resolution

The text of the proposed amendments to the amended and restated memorandum and articles of association of the Company is attached to this proxy statement in Annex C.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies or where the Board has determined it is otherwise necessary or if the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or where the Board has determined it is otherwise necessary. In no event will the Board adjourn the extraordinary general meeting beyond the Termination Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting or any adjournment thereof. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

The Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an election. This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        S-corporations;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding our securities through such partnerships or other pass-through entities; or

•        persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation or considerations under any applicable tax treaty.

We have not sought and do not intend to seek any rulings from the IRS as to any U.S. federal income tax consequence described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or

(iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to an election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. The amount of gain or loss recognized by a U.S. Holder on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A ordinary shares so disposed of. The deductibility of capital losses is subject to certain limitations.

If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends generally will be taxed at the lower applicable long-term capital gains rate only if our Class A ordinary shares are readily tradable on an established securities market in the United States (such as the Nasdaq) and certain holding period and other requirements are met, including that we are not treated as a PFIC during the taxable year in which the dividend is paid or in the preceding taxable year. It is unclear whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the applicable holding period requirements are not satisfied, a non-corporate U.S. Holder may be subject to tax on the dividend at regular ordinary income tax rates instead of the preferential income tax rate that applies to qualified dividend income. U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares. To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce the U.S. Holder’s basis in our Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of our Class A ordinary shares. After the application of these rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Whether a redemption pursuant to an election qualifies for sale treatment will depend largely on the total number of our Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours (including as a result of owning warrants). The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code, and as to the allocation of remaining tax basis.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable years ending December 31, 2021 and December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares, which would include a redemption pursuant to an election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the QEF election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to Market election

If we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. If a U.S. Holder has made a mark-to-market election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, any gain recognized as a result of a redemption of our Class A ordinary shares pursuant to an election will be treated as ordinary income.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Proceeds of a redemption of our Class A ordinary shares pursuant to an election may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS FOR GENERAL INFORMATION PURPOSES ONLY AND MAY NOT BE APPLICABLE DEPENDING UPON A U.S. HOLDER’S PARTICULAR SITUATION. U.S. HOLDER’S ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE TAX CONSEQUENCES UNDER ANY STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS, AS WELL AS ANY APPLICABLE TAX TREATY.

Management

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Title
Lei Huang	51	Chief Executive Officer and Director
You (“Patrick”) Sun	35	Chief Financial Officer
Huifeng Chang	57	Director
Jim Mao	55	Director
Kevin Vassily	56	Director

Lei Huang, Chief Executive Officer and Director

Mr. Huang serves as a director of Denali and Denali’s Chief Executive Officer. Mr. Huang currently serves as the Chief Executive Officer and a member of the board of directors of US Tiger Securities, Inc. He also served as a director of its parent company, UP Fintech Holding Limited (Nasdaq: TIGR), since November 2020 until June 2022. Mr. Huang also serves as the Chief Executive Officer and is a member of the board of directors of TradeUP Securities, Inc., a broker/dealer company incorporated in December 2021 and is a member of the board of directors of MDLand International Corporation. He also served as the Chief Executive Officer and was a member of the board of directors of Fortune Rise Acquisition Corporation (Nasdaq: FRLA), a special purpose acquisition company, since its incorporation in January 2021 and until December 2022. Prior to joining US Tiger, Mr. Huang was the Chief Executive Officer of Haitong Securities USA LLC, and also served as Chief Compliance Officer and Operation Manager of CICC US Securities, Inc. from 2010 through 2018. Prior to that, Mr. Huang served as a Compliance Officer at Morgan Stanley, Lehman Brothers and Barclays. Mr. Huang also formerly served as a Regulatory Supervisor at the National Association of Securities Dealers. Mr. Huang earned an M.S. degree in Global Financial Analysis from Bentley University.

You (“Patrick”) Sun, Chief Financial Officer

Mr. Sun is Denali’s Chief Financial Officer. Mr. Sun is an experienced banking and asset management professional. Since August 2020, Mr. Sun has served as the Chief Financial Officer of Lake Crystal Energy LLC, an oil and gas company. As the Chief Financial Officer, Mr. Sun evaluates and sources potential investments in oil and gas assets. He also oversees all financial functions of the company. Prior to this role, from August 2014 to December 2019, Mr. Sun served as a Vice President and an E&P Analyst of Seaport Global Securities LLC, a full-service investment bank, capital markets advisory and research platform based in New York. From July 2008 to May 2012, Mr. Sun served as Vice President of the Pacific Securities Co., Ltd., a Chinese investment bank and brokerage firm. Mr. Sun earned an MBA from Washington University in St. Louis, Olin Business School, and a B.S. degree in Mechanics from Peking University.

Huifeng Chang, Director

Dr. Chang serves as a director of Denali. Since May 2016, Dr. Chang has served as Senior Vice President and Chief Financial Officer and, in September 2020, became a member of the board of directors of Canadian Solar Inc. (Nasdaq: CSIQ), a company that manufactures solar PV modules and develops large scale solar projects. He has 24 years of experience in capital markets, financial investment and risk management. From 2010 to 2015, Dr. Chang was the co-head of Sales & Trading at CICC U.S. Securities Inc. Prior to this role, from 2008 to 2010, he was the Chief Executive Officer of China Southern Oriental Patron Asset Management based in Hong Kong, investing funds from China in the international markets. From 2000 to 2008, Dr. Chang was an Equity Proprietary Trader at Citigroup Global Capital Markets Inc. in New York. Before going to New York, Dr. Chang worked at Kamakura Corporation in Hawaii as a derivative and risk modeler. Mr. Chang has also been an independent director of Scienjoy Holding Corporation since May 2020 and on the advisory board of Aquamarine Investment Partners Ltd. since 2015. Dr. Chang earned a Ph.D. in Soil Physics and an MBA from the University of Hawaii at Manoa. He also earned an M.S. degree from Academia Sinica and a B.S. degree from Nanjing Agricultural University.

Jim Mao, Director

Mr. Mao serves as a director of Denali. Mr. Mao is a founding and managing partner of Citta Capital (“Citta”), a firm focused on investing in early growth stage technology startups in Enterprise/SaaS, Blockchain, ESG, AI applications, cloud computing and healthcare technology. As of December 31, 2022, Citta has a diverse portfolio of companies that includes Kintsugi (a leading AI based mental health diagnostics company), Openprise, Inc. (automation solutions), Sequoia Games, Inc. (combining the latest technology with professional sports), SetPoint (clinical stage neuro treatment), Zeit Medical (early heart stroke detection with FDA breakthrough destination), and Ryu Games (Web3.0 Gamify). Prior to that, Mr. Mao was a Partner at WestSummit Capital (“WSC”), a leading global technology growth capital venture firm. He has also co-authored five U.S. patents. He has over 20 years of working experience in private equity and technology sectors, including enterprise software, Internet, mobile applications, digital media, intelligent hardware, advanced manufacturing/materials, medical devices and clean tech.

Kevin D. Vassily, Director

Mr. Vassily serves as a director of Denali and Chair of the Audit Committee. Mr. Vassily has extensive working experience as a senior management team member serving private and public companies. In January 2021, he was appointed Chief Financial Officer, and in March 2021, became a member of the board of directors of iPower Inc. (Nasdaq: IPW), a leading online hydroponic equipment retailer and supplier. Mr. Vassily is also a member of the board of directors of Fortune Joy International Acquisition Corporation a special purpose acquisition company incorporated in August 2021 which is currently seeking Nasdaq listing, and Feutune Light Acquisition Corporation (Nasdaq: FLFV), a special purpose acquisition company incorporated in January 2022, which has not yet entered into a definitive agreement in connection with a potential business combination. Prior to this role, from 2019 to January 2021, Mr. Vassily served as Vice President of Market Development for Facteus, a financial analytics company focused on the asset management industry. From March 2019 through 2020, he served as an advisor at Woodseer, a financial technology firm providing global dividend forecasts. From 2018 through its acquisition in 2020, Mr. Vassily served as an advisor at Go Capture, where he was responsible for providing strategic, business development, and product development advisory services for the company’s emerging “Data as a Service” platform. Since November 2019, Mr. Vassily has served as a director of Zhongchao Inc., a provider of healthcare information, education and training services to healthcare professionals and the public in China. Since July 2018, Mr. Vassily has also served as an advisor at Prometheus Fund, a Shanghai-based merchant bank & private equity firm focused on the “green” economy. From 2015 through 2018, Mr. Vassily served as an Associate Director of Research at Keybanc Capital Markets, and helped to co-manage the technology research vertical. From 2010 to 2014, he served as the Director of Research at Pacific Epoch, where he was responsible for a complete product overhaul and a complete business model restart post-acquisition, re-focusing the firm around a “data-first” research offering. From 2007 to 2010, he served as the Asia Technology Business Development Representative and as a Senior Analyst at Pacific Crest Securities. In this role, he was responsible for establishing the firm’s presence and relevance covering Asia Technology. From 2003 to 2006, he served as a Senior Research Analyst in the semiconductor technology group at Susquehanna International Group, where he was responsible for research in semiconductor and related technologies. From 2001 to 2003, Mr. Vassily served as a Vice President and Senior Research Analyst for semiconductor capital equipment at Thomas Weisel Partners, where he was responsible for publishing research and maintaining financial models on each of the companies under coverage. Mr. Vassily began his career on Wall Street in 1998 as a Research Associate covering the semiconductor industry at Lehman Brothers. Mr. Vassily earned a B.A. degree from Denison University and an MBA from Dartmouth College, Tuck School of Business.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Pursuant to provisions of our amended and restated memorandum and articles of association, prior to consummation of an initial business combination, holders of our founder shares have the right to appoint all of our directors, while holders of our public shares do not have the right to vote on the appointment of directors. These provisions of our amended and restated memorandum and articles of association may only be amended if approved by holders of at least 90% of the issued and outstanding ordinary shares (which shall include a simple majority of the holders of our founder shares) entitled to vote thereon. Each of our directors hold office for a two-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the remaining directors of our board of directors or by a majority of the holders of our ordinary shares (or, prior to an initial business combination, a majority of the holders of our founder shares).

Pursuant to a registration rights agreement entered into on April 6, 2022, between the Company and the Sponsor, the Sponsor, upon and following consummation of an initial business combination, will be entitled to nominate three individuals for appointment to the board of directors of the Company, as long as the Sponsor holds any securities covered by such registration rights agreement.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate.

Committees of the Board of Directors

Our board of directors has one standing committee: an audit committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors.

Audit Committee

Huifeng Chang, Jim Mao and Kevin D. Vassily serve as members of our audit committee. Our board of directors has determined that each of Huifeng Chang, Jim Mao and Kevin D. Vassily are independent under the Nasdaq listing standards and applicable SEC rules. Kevin Vassily serves as the Chair of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent within one year of the listing of the Class A Ordinary Shares. Each member of the audit committee is financially literate and our board of directors has determined that Kevin Vassily qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:

•        meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies;

•        monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•        reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of the audit committee will be reviewed and approved by the board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

Prior to consummation of the IPO, we adopted a Code of Ethics applicable to our directors, officers and employees. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such.

Report of the Audit Committee*

The audit committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and/or without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the audit committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended December 31, 2022; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP communications with the audit committee regarding independence; and (iv) discussed with Marcum LLP their independence.

Based on the review and discussions described above, the audit committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Submitted by our audit committee:

Huifeng Chang

Jim Mao

Kevin Vassily

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the fiscal year ended December 31, 2022, all of our officers and directors complied with the reporting requirements of Section 16(a) of the Exchange Act.

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns ordinary shares; and

•        all our executive officers and directors as a group.

As of the record date, there were 8,760,000 Class A ordinary shares and 2,062,500 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name of Beneficial Owners†	Class B ordinary shares		Class A ordinary shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class
Denali Capital Global Investments LLC(1)	1,932,500	93.70%	510,000	(1)	5.82%
Lei Huang	50,000	2.40%	—		—
You (“Patrick”) Sun	20,000	*	—		—
Huifeng Chang	20,000	*	—		—
Jim Mao	20,000	*	—		—
Kevin Vassily	20,000	*	—		—
All officers and directors as a group (5 individuals)	2,062,500	100%	—		—
Hudson Bay Capital Management LP(2)	—	—	500,000		5.71%
Boothbay Fund Management, LLC(3)	—	—	470,000		5.37%
Polar Asset Management Partners Inc.(4)	—	—	500,000		5.71%
Mizuho Financial Group, Inc.(5)	—	—	493,672		5.64%
Shaolin Capital Management LLC(6)	—	—	658,900		7.99%
ATW SPAC Management LLC(7)	—	—	470,000		5.37%

____________

*        Less than one percent.

†        Unless otherwise noted, the business address of each of the following entities or individuals is 437 Madison Avenue, 27th Floor, New York, New York 10022.

(1)      Interests shown consists solely of (i) private placement shares and (ii) founder shares. The private placement shares and founder shares are convertible into Holdco Common Stock on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein.

(2)      This information is based solely on a Schedule 13G filed by Hudson Bay Capital Management LP and Sander Gerber (collectively, the “Hudson Reporting Persons”) with the SEC on February 7, 2023. The Hudson Reporting Persons have a shared voting power of 500,000 shares and shared dispositive power of 500,000 shares. The business address of such holder is 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830.

(3)      This information is based solely on a Schedule 13G filed by Boothbay Fund Management, LLC and Ari Glass (collectively, the “Boothbay Reporting Persons”) with the SEC on February 10, 2023. The Boothbay Reporting Persons have a shared voting power of 470,000 shares and shared dispositive power of 470,000 shares. The business address of such holder is 140 East 45th Street, 14th Floor, New York, NY 10017.

(4)      This information is based solely on a Schedule 13G filed by Polar Asset Management Partners Inc. (“Polar”) with the SEC on February 10, 2023. Polar has sole voting power of 500,000 shares and sole dispositive power of 500,000 shares. The business address of such holder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)      This information is based solely on a Schedule 13G filed by Mizuho Financial Group, Inc. (“Mizuho”) with the SEC on February 10, 2023. Mizuho has sole voting power of 493,672 shares and sole dispositive power of 493,672 shares. The business address of such holder is 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan.

(6)      This information is based solely on a Schedule 13G filed by Shaolin Capital Management LLC (“Shaolin”) with the SEC on February 13, 2023. Shaolin has sole voting power of 658,900 shares and sole dispositive power of 658,900 shares. The business address of such holder is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(7)      This information is based solely on a Schedule 13G filed by ATW SPAC Management LLC, Antonio Ruiz-Gimenez, and Kerry Propper (collectively, the “ATW Reporting Persons”) with the SEC on February 14, 2023. The ATW Reporting Persons have a shared voting power of 470,000 shares and shared dispositive power of 470,000 shares. The business address of such holder is 17 State Street, Suite 2100, New York, NY 10004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Founder Shares

On February 3, 2022, the Sponsor paid an aggregate of $25,000, or approximately $0.012 per share, in consideration of 2,156,250 Class B Ordinary Shares, par value $0.0001 per share. In March 2022, the Sponsor transferred 20,000 Class B Ordinary Shares to the Chief Financial Officer of the Company and an aggregate of 110,000 Class B Ordinary Shares to certain members of the board of directors of the Company. The number of Class B Ordinary Shares issued was determined based on the expectation that such Class B Ordinary Shares would represent approximately 20% of the issued and outstanding shares upon completion of the offering (not including the private placement shares). On May 23, 2022, the Sponsor forfeited 93,750 Class B Ordinary Shares based on the over-allotment option partially exercised by the underwriters.

Denali Private Placement Units

On April 11, 2022, we completed the sale to the Sponsor of an aggregate of 510,000 Private Placement Units for a purchase price of $10.00 per whole warrant for an aggregate of $5,100,000. Each whole Private Placement Unit will consist of one ordinary share and one Private Warrant. Each Private Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment. The Private Placement Units will not be transferable, assignable, or saleable until 30 days after the completion by the Company of an initial business combination.

Original Sponsor Letter Agreement

On April 6, 2022, we entered into the Sponsor Letter Agreement with the Sponsor, pursuant to which, among other things, the Sponsor agreed to vote all Class B Ordinary Shares held by it to approve a proposed business combination (including any proposals recommended by our Board in connection with such business combination) and not to redeem any of our shares held by them in connection with such shareholder approval in order to induce the Company and the underwriters in our initial public offering to enter into an underwriting agreement and to proceed with our initial public offering.

Related Party Loans

On February 3, 2022, we issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Sponsor has agreed to loan the Company up to $400,000 to be used for a portion of the expenses of the IPO. As of April 11, 2022, there was $80,000 outstanding under the Promissory Note. This loan is non-interest bearing and unsecured. On April 12, 2022, the loan has been repaid upon the closing of the IPO out of the offering proceeds not held in the Trust Account.

On April 11, 2023, we issued a convertible promissory note (the “Convertible Promissory Note”) in the total principal amount of up to $825,000 to the Sponsor. The Convertible Promissory Note was issued with an initial principal balance of $412,500, with the remaining $412,500 drawable at our request prior to the maturity of the Convertible Promissory Note. The Convertible Promissory Note bears an interest equivalent to the lowest short-term Applicable Federal Rate, and matures upon the earlier of (i) the closing of the Company’s initial business combination and (ii) the date of the liquidation of the Company. At the option of the Sponsor, upon consummation of a business combination, the Convertible Promissory Note may be converted in whole or in part into additional Class A ordinary shares of the Company, at a conversion price of $10 per ordinary share (the “Conversion Shares”). The terms of the Conversion Shares will be identical to those of the private placement shares that were issued to the Sponsor in connection with the IPO. In the event that we do not consummate a business combination, the Convertible Promissory Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

On July 18, 2023, the Sponsor lent another $80,000 to the Company, resulting in the principal amount of the Convertible Promissory Note being increased to $492,500.

Compensation

None of our executive officers or directors have received any cash compensation for services rendered to the Company. In addition, the Sponsor, our executive officers and directors, or their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made by the Company to the Sponsor, our executive officers or directors, or their affiliates. Any such payments prior to a business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to its directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating a business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to the Sponsor, our executive officers and directors, or their respective affiliates, prior to completion of the business combination.

Policy for Approval of Related Party Transactions

The audit committee of the Board has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Huifeng Chang, Jim Mao and Kevin D. Vassily are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon a proposed initial business combination and related transactions. Accordingly, our next annual general meeting of shareholders would be held at a future date to be determined by the post-business combination company. We expect that the post-business combination company would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the initial business combination. For any proposal to be considered for inclusion in the proxy statement and form of proxy for submission to shareholders at the 2024 annual general meeting of shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Articles in place at such time. We anticipate that the 2024 annual general meeting of shareholders would be held no later than [        ], 2024.

Shareholder and Interested Party Communications

Shareholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Denali Capital Acquisition Corp., 437 Madison Avenue, 27th Floor, New York, NY 10022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at (646) 978-5180 to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the extraordinary general meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll-Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from the Company at:

Denali Capital Acquisition Corp.
437 Madison Avenue, 27th Floor
New York, New York 10022
(646) 978-5180

If you are a shareholder of the Company and would like to request documents, please do so by [        ], 2023, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
DENALI CAPITAL ACQUISITION CORP.

“RESOLVED, as a special resolution that the Company’s Amended and Restated Memorandum and Articles of Association be amended by deleting Articles 49.7 and 49.8 in their entirety and replacing them with the following:

49.7  In the event that the Company does not consummate a Business Combination by October 11, 2023 (the “Termination Date”), or either (i) such earlier date as determined by the Directors or (ii) such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. Notwithstanding the foregoing or any other provision of the Articles, without the need for any further approval of the Members, the Directors may, if requested by the Sponsor and upon five days advance notice prior to the applicable deadline, extend the Termination Date by up to [        ] times, each by an additional one month (each, an “Extended Termination Date”), subject to the Sponsor, or its Affiliates or permitted designees, depositing in proceeds into the Trust Account on or prior to the date of the applicable deadline, the lesser of (a) an aggregate of US$[        ] or (b) US$[        ] per Public Share that remains outstanding and is not redeemed prior to any such one-month extension.

49.8  In the event that any amendment is made to the Articles:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before the Termination Date (or, if the Directors have resolved to extend the period of time to consummate a Business Combination as described in Article 49.7, by the applicable Extended Termination Date); or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares.”

Annex A-1

Annex B

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
DENALI CAPITAL ACQUISITION CORP.

“RESOLVED, as a special resolution that, subject to and conditional upon the approval of the replacement of Articles 49.7 and 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association immediately prior to the consideration of this resolution:

The Company’s Amended and Restated Memorandum and Articles of Association be amended by deleting Articles 17.2 and 49.10 in their entirety and replacing them with the following:

17.2    Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) at any time before or concurrently with or immediately following the consummation of a Business Combination at the option of the holders thereof.

49.10  Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17.2 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote as a class with Public Shares on a Business Combination.”

Annex B-1

Annex C

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
DENALI CAPITAL ACQUISITION CORP.

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.2(b) by deleting the words:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

and replacing them with the words:

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

(b) amending Article 49.4 by deleting the words:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination.”

and replacing them with the words:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”

(c) amending Article 49.5 by deleting the words:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

Annex C-1

Annex D

DENALI CAPITAL ACQUISITION CORP.
437 Madison Avenue, 27th Floor
New York, New York 10022
(646) 978-5180

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [        ], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [        ], 2023 and proxy statement, dated [        ], 2023, in connection with the extraordinary general meeting of Denali Capital Acquisition Corp. (the “Company”) to be held at the offices of [        ] located at [        ] at [        ], Eastern time, on [        ], 2023 (the “extraordinary general meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints [        ] and [        ] (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

PLEASE SIGN, DATE and RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL, “FOR” PROPOSAL 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL, “FOR” PROPOSAL 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND “FOR” PROPOSAL 4 — THE ADJOURNMENT PROPOSAL, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Shareholders to be held on [        ], 2023: This notice of meeting and the accompanying proxy statement are available at [        ].

Proposal 1 — The Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must: (i) consummate an initial business combination; (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the public shares from the October 11, 2023 to [        ], 2024 by electing to extend the date to consummate an initial business combination on a monthly basis for up to [        ] times by an additional one month each time, unless the closing of an initial business combination has occurred, without the need for any further approval of the Company’s shareholders, provided that the Company’s sponsor (or its affiliates or permitted designees) will deposit into the trust account necessary funds for each such one-month extension period.

	☐	☐	☐
Proposal 2 — The Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder.

	☐	☐	☐
Proposal 3 — The Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated memorandum and articles of association to eliminate (i) the limitation that the Company may not redeem Public Shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination.

	☐	☐	☐
Proposal 4 — The Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal or if the Board of Directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the other proposals.

	☐	☐	☐
Dated: , 2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Annex D-1